UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     July 11, 2007

                           ON THE GO HEALTHCARE, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-61538                 98-0231687
  ----------------             --------------------    -------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On July 14, 2005, we entered into a convertible financing facility with Laurus Master Fund, Ltd. for up to $5,500,000. The facility consists of (i) a $500,000 Secured Convertible Term Note, (ii) a Secured Convertible Minimum Borrowing Note, and (iii) and a Secured Revolving Note (collectively, the "Notes"). The Notes are secured by a security interest in substantially all of our assets. Additionally, as part of the financing, we issued Laurus common stock purchase warrants to purchase up to 1,420,000 shares of our common stock at a price of $0.65 per share, expiring July 14, 2012. The facility terminates on July 14, 2008.

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On January 24, 2006, we agreed to revise the financing facility with Laurus.
On May 16, 2006, we agreed to further amend the Amended and Restated Secured Convertible Term Note (the "Term Note") so that the conversion price of $0.50 would be reduced to $0.14 for $85,000 of the principal and associated interest and fees. The rest of the principal of the Term Note and the interest associated with the principal would continue to be convertible at $0.50. On June 5, 2006 we reduced the fixed conversion price of the Term Note from $0.50 to $0.14. On July 11, 2007, we agreed to further amend the Term Note to reduce the fixed conversion price of the Term Note to $0.005. The Term Note, as amended, matures on July 14, 2008 and is convertible into our common stock, under certain conditions, at a price of $0.005. The Term Note has an interest rate equal to the Wall Street Journal prime rate plus 2%. The interest rate will not be lower than 8% based on movements in the prime rate. Under the terms of the Term Note, we began making monthly payments plus accrued and unpaid interest on August 1, 2005. Under certain conditions set forth in the Term Note, Laurus will be required to convert into shares of common stock all or a portion of their monthly payment. In the event that all or a portion of the monthly payment is paid in cash, then we must pay Laurus 100% of the cash amount.

We may prepay the Term Note by paying to Laurus a sum of money equal to one hundred thirty percent of the Principal Amount outstanding at such time together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to Laurus under any portion of the facility.

The Notes and warrants were offered and sold to Laurus in a private placement transaction made in reliance upon exemptions from registration pursuant to
Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Laurus is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Capitalized terms used but not defined herein shall have the meanings given them in the Amended and Restated Purchase Agreement. The description of the transactions contained herein are qualified in their entirety by reference to the Amended and Restated Secured Convertible Term Note, Amended and Restated Secured Revolving Note, Amended and Restated Secured Convertible Minimum Borrowing Note, Amended and Restated Security and Purchase Agreement, Amended and Restated Form of Common Stock Purchase Warrant and the Amended and Restated Registration Rights Agreement filed as Exhibits 4.1 - 4.6, respectively, to the Form 8-K filed January 30, 2006 and incorporated herein by reference. The foregoing description of the terms and conditions of the Omnibus Amendment is qualified in its entirety by, and made subject to, the more complete information set forth in the Omnibus Amendment filed as exhibit 4.7, incorporated herewith.

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This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER          DESCRIPTION

4.1 Amended and Restated Secured Convertible Term Note, dated January 13, 2006 (included as Exhibit 4.1 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.2 Amended and Restated Secured Revolving Note, dated January 13, 2006 (included as Exhibit 4.2 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.3 Amended and Restated Secured Convertible Minimum Borrowing Note, dated January 13, 2006 (included as Exhibit 4.3 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.4 Amended and Restated Security and Purchase Agreement, dated gooJanuary 13, 2006 (included as Exhibit 4.4 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.5 Amended and Restated Form of Common Stock Purchase Warrant, dated January 13, 2006 (included as Exhibit 4.5 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.6 Amended and Restated Registration Rights Agreement, dated January 13, 2006 (included as Exhibit 4.6 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.7 Omnibus Amendment, dated July 11, 2007 (filed herewith).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                On the Go Healthcare, Inc.
                (Registrant)

Date    July 17, 2007

                /s/ Stuart Turk
                ---------------------------
                (Signature)

                Name:  Stuart Turk
                Title: Chief Executive Officer
                       and President
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